UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Change in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On October 19, 2023, Baudax Bio, Inc. (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm. The dismissal of EisnerAmper was recommended by the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of the Company, and approved by the Board. The report of EisnerAmper on the financial statements of the Company as of and for the year ended December 31, 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

EisnerAmper’s report on the consolidated financial statements of Baudax Bio, Inc. and subsidiaries as of and for the year ended December 31, 2022 contained a separate paragraph stating that “As discussed in Note 2 to the financial statements, the Company has incurred recurring losses and negative cash flows from operations and has an accumulated deficit of $190.9 million as of December 31, 2022 that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the year ended December 31, 2022 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EisnerAmper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference thereto in its report; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the following material weakness in the Company’s internal control over financial reporting which existed during the Company’s fiscal quarter ended June 30, 2023, as disclosed in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission (the “Commission”) on August 16, 2023. The material weakness related to the implementation of purchase price accounting principles related to the acquisition of TeraImmune, Inc. The material weakness identified did not result in the restatement of any previously reported financial statements or any related financial disclosure, nor did management believe that it had any effect on the accuracy of the Company’s financial statements for the reporting period ended June 30, 2023. This reportable event was discussed among the Company’s management, the Audit Committee, and EisnerAmper. EisnerAmper has been authorized by the Company to respond fully to the inquiries of KPMG, the successor accountant, concerning this reportable event.

The Company provided EisnerAmper with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Commission and requested EisnerAmper furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 19, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Former Independent Registered Public Accounting Firm

On October 19, 2023, in connection with the Company’s dismissal of EisnerAmper, the Board approved the engagement of KPMG LLP (“KPMG”) as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2023. The decision to retain KPMG was recommended by the Audit Committee, and approved by the Board, after taking into account the results of a competitive review process and other business factors. KPMG previously served as the Company’s independent registered public accounting firm from 2019 to June 21, 2022 (the “Prior KPMG Engagement Period”). During the Prior KPMG Engagement Period, KPMG audited the Company’s financial statements as of and for the year ended December 31, 2021.

KPMG’s report on the consolidated financial statements of Baudax Bio, Inc. and subsidiaries as of and for the year ended December 31, 2021 included an explanatory paragraph regarding the Company’s ability to continue as a going concern, but otherwise did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with KPMG’s audit of the Company’s financial statements as of and for the year ended December 31, 2021 and the subsequent interim period through June 21, 2022, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its report; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and in the subsequent interim period through October 19, 2023 (and except in the ordinary course of serving as the Company’s independent registered public accounting firm during the Prior KPMG Engagement Period, as set forth above), neither the Company, nor any party on its behalf, consulted with KPMG regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written reports or oral advice were provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of (a) a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (b) a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

16.1	Letter from EisnerAmper LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Baudax Bio, Inc

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	Chief Executive Officer

Date: October 25, 2023